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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 26, 2000 relating to the financial statements which appear in Inktomi Corporation's Annual Report on Form 10-K for the year ended September 30, 2000.


                                            PricewaterhouseCoopers LLP

                                            /S/ PRICEWATERHOUSE COOPERS LLP



San Francisco, California
June 25, 2001